Exhibit 10.2

AUGMENTING LENDER SUPPLEMENT

AUGMENTING LENDER SUPPLEMENT, dated August 27, 2019 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of February 22, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dean Foods Company (the “Borrower”), the Lenders party thereto, Coöperatieve Rabobank U.A., New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), Coöperatieve Rabobank U.A., New York Branch, as swingline lender (in such capacity, the “Swingline Lender”) and Coöperatieve Rabobank U.A., New York Branch, as issuing bank (in such capacity, the “Issuing Bank”).

W I T N E S S E T H

WHEREAS, the Credit Agreement provides in Section 2.04 thereof that any bank, financial institution or other entity may extend Commitments under the Credit Agreement subject to the approval of the Borrower and the Administrative Agent, by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned Augmenting Lender was not an original party to the Credit Agreement but now desires to become a party thereto;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.                  The undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment with respect to Revolving Loans of $40,000,000.

2.                  The undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) represents and warrants that all of the representations and warranties contained in Sections 8.4(c) and (d) of the Credit Agreement are true and correct and hereby agrees to the covenants contained in such Sections.

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3.                  The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:

CIT Northbridge Funding I LLC

11 West 42nd Street, 12th Floor

New York, NY 10036

Attn: Portfolio Manager (Dean Foods Company)

4.                  The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

5.                  Terms defined in the Credit Agreement shall have their defined meanings when used herein.

6.                  This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

7.                  This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

CIT NORTHBRIDGE FUNDING I LLC

By:	/s/ David Chang
Name: David Chang
Title: Authorized Signatory

Accepted and agreed to as of the date first written above:

DEAN FOODS COMPANY

By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Vice President, Deputy General Counsel
and Deputy Corporate Secretary

Acknowledged as of the date first written above:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Eric Hurshman
Name: Eric Hurshman
Title: Managing Director

By:	/s/ Eric J. Rogowski
Name: Eric J. Rogowski
Title: Executive Director

[Signature Page to Augmenting Lender Supplement]